UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York		10107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (646) 565-3861

_______________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights		The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

 On June 15, 2020, Inspired Entertainment, Inc., a Delaware corporation (“Inspired”) and Lucid Agency Services Limited, as agent under the Senior Facilities Agreement, dated as of September 27, 2019 (the “SFA”), entered into a letter agreement (the “June Agreement”), which, with certain exceptions, extends the Extended Grace Period (as defined in the Extended Grace Period Letter Agreement dated April 6, 2020 (the “April Agreement”)) to the earlier of 5:00 p.m. (London time) on June 22, 2020 and the date on which certain amendments to the SFA become effective.

 Among other things, the June Agreement contemplates a restatement of the SFA to reflect terms that differ from those reflected in the term sheet attached to the April Agreement, and the restatement of the SFA contemplated by the June Agreement is not conditioned upon Inspired’s receipt of proceeds from the sale or issuance of equity and/or subordinated indebtedness (or a commitment to issue equity for cash proceeds) in an aggregate amount of at least GBP £30,000,000 (or its equivalent in other currencies).

 The foregoing description of the June Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the June Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Letter Agreement, dated June 15, 2020, between Inspired Entertainment, Inc. and Lucid Agency Services Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2020

INSPIRED ENTERTAINMENT, INC.

By	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Executive Chairman

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